UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

March 30, 2009

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MEDIS TECHNOLOGIES LTD.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-30391 (COMMISSION FILE NUMBER)	13-3669062 (I.R.S. EMPLOYER IDENTIFICATION NO.)

805 Third Avenue
New York, New York 10022
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 935-8484
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2009, Stephen N. Crea, age 47, was appointed as the Chief Financial Officer of Medis Technologies Ltd. (the “Company”). As Chief Financial Officer, Mr. Crea will be charged with all financial management functions including budgeting, reporting, tax and audit management, directing financial strategy, planning and forecasting, and supervising the Company’s investment portfolio and capital fundraising.

In connection with his appointment, Mr. Crea and the Company entered into a Consulting Agreement, the term of which commenced on April 1, 2009 and ends on June 30, 2009, with an automatic six month renewal period unless terminated by either party. Both parties have the right to terminate the Consulting Agreement upon 30 days prior written notice. Mr. Crea will be paid a fee of $200,000 per year for his services. He will be eligible to participate in the Company’s equity incentive plan.

From March 2008 until March 2009, Mr. Crea was the Chief Financial Officer and Treasurer of Risk Management Solutions, Inc., a third party administrator of workers compensation claims, where he managed all financial, treasury and human resource activities. Prior to that, from October 2006 until March 2008, Mr. Crea was the Chief Financial officer and Treasurer of Cooperative Business International, Inc., an international trading and processing company of commodities, where he managed all financial and treasury activities. Prior to that, from March 2003 until October 2006, Mr. Crea was the Chief Financial Officer and Treasurer of Select Sires, Inc., a developer and marketer of artificial insemination genetics and related products and services to the dairy and beef industries, where he managed all financial, treasury, human resources and information systems activities. From February 1995 until March 2003, he had increasingly senior roles, culminating in the position of Vice President and Treasurer, at Insilco Technologies, Inc. and ThermaSys Corporation. Insilco was then a global manufacturer of electronic interconnect components and ThermaSys was formerly Insilco’s automotive segment spun off from Insilco in August 2000. From December 1984 until February 1995, he was employed at Weyerhaeuser Company, a global forest products company, his most recent position as Plant Superintendent.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits

Exhibit No.	Description

99.1	Press release issued on April 2, 2009, announcing Stephen N. Crea as Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      April 2, 2009

MEDIS TECHNOLOGIES LTD.

By:	/s/ Jose Mejia
Name: Jose Mejia
Title: Chairman, CEO and President